UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): January 13, 2006
                                                   (January 12, 2006)

                             Alamosa Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                   000-32357               75-2890997
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   (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
         of Incorporation)                                   Identification No.)


                     5225 S. Loop 289, Lubbock, Texas, 79424
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (806) 722-1100
                                                           --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01-Other Events
----------------------

As previously reported, subsequent to the public announcement of the execution of the Agreement and Plan of Merger (the "Merger Agreement"), dated November 21, 2005, as amended, by and among Alamosa Holdings, Inc. ("Alamosa" or the "Company"), Sprint Nextel Corporation ("Sprint Nextel") and AHI Merger Sub Inc., a wholly owned subsidiary of Sprint Nextel Corporation (the "Buyer"), pursuant to which the Buyer will merge with and into the Company (the "Merger"), three lawsuits were filed against the Company, our directors and certain of our senior officers in connection with the Merger. Slightom v. Sharbutt, et al., Cause No. 2005-533,080, is a purported shareholder derivative action that was filed on November 23, 2005 in the District Court of Lubbock County, Texas, 99th Judicial District. The complaint alleges, among other things, that certain defendants caused amendments pertaining to stock options to be made to employment agreements with our company and that these defendants provided confidential information to Sprint Nextel in exchange for the funding of these options, which vest immediately when our company is sold. The complaint asserts five causes of action against the defendants, namely, abuse of control, breach of the fiduciary duty of candor, gross mismanagement, unjust enrichment and breach of fiduciary duty. The plaintiff is seeking to have the court (i) enjoin the consummation of the merger on the terms proposed, (ii) direct the defendants to exercise their fiduciary duties, (iii) rescind the merger (to the extent already implemented),
(iv) impose a constructive trust upon any benefits improperly received by defendants as a result of wrongful conduct, and (v) award attorneys' and experts' fees to the plaintiff. The plaintiff has demanded a jury trial. Similarly, Devesty v. Sharbutt, et al., Cause No. 2005-533,094, a purported shareholder derivative action filed on November 28, 2005 in the District Court of Lubbock County, Texas, 72nd Judicial District, and Czapfki v. Sharbutt, et al., Cause No. 2005-533,095, a purported shareholder derivative action filed on November 28, 2005 in the District Court of Lubbock County, Texas, 237th Judicial District, involve complaints that are essentially identical to the complaint filed in Slightom v. Sharbutt, et al., described above.

On December 22, 2005, the Company filed an original answer and special exceptions to the Slightom v. Sharbutt, et al. complaint denying the allegations in the complaint and challenging plaintiff's standing to bring the derivative claims, and on January 11, 2006, the Company filed original answers and special exceptions to the other complaints, in each case denying the allegations in the complaint and challenging plaintiff's standing to bring the derivative claims. On or after December 22, 2005, certain of the individual defendants have appeared in each of the cases, filing original answers and special exceptions denying the allegations in the respective complaints and challenging the respective plaintiff's standing to bring the derivative claims. The parties thereafter engaged in settlement negotiations that have resulted in an agreement on the principal terms of a settlement of all claims among the parties. On January 12, 2006, the parties executed a Memorandum of Understanding ("MOU") setting out the terms of the proposed settlement. The proposed settlement is conditioned upon the consummation of the Merger, the execution of a definitive settlement agreement, and court approval. The settlement will extinguish inter alia all claims for any alleged violation of fiduciary duty and all claims related to the value to be paid for Alamosa's shares in the proposed transaction. Under the terms of the MOU, Plaintiffs' counsel will be entitled to an award of attorneys' fees and expenses in the sum of $150,000, in the aggregate, subject to Court approval.

In connection with the proposed Merger and required shareholder approval, Alamosa filed with the Securities and Exchange Commission ("SEC") a proxy statement and a proxy statement supplement. The proxy statement was mailed to the shareholders of Alamosa on December 22, 2005, and the proxy statement supplement will be mailed to the shareholders of Alamosa on or about January 13, 2006. Alamosa's shareholders are urged to read the proxy statement, proxy statement supplement and other relevant materials when they become available because they will contain important information about the Merger and Alamosa. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. Alamosa and its officers and directors may be deemed to be participants in the solicitation of proxies from Alamosa's shareholders with respect to the acquisition. Information about Alamosa's executive officers and directors and their ownership of Alamosa stock is set forth in the proxy statement for the Alamosa 2005 Annual Meeting of Shareholders, which was filed with the SEC on April 14, 2005 (SEC File No. 001-16793). Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Alamosa and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      January 13, 2006



                             ALAMOSA HOLDINGS, INC.


                            By:  /s/ Kendall W. Cowan
                                 _________________________
                                 Name:  Kendall W. Cowan
                                 Title: Chief Financial Officer